                             TYSON FOODS, INC.


                    ___________________________________

                            AMENDMENT AGREEMENT
                    ___________________________________

                       Dated as of November 1, 1994


                                    to


                   AMENDED AND RESTATED NOTE AGREEMENTS

                         Dated as of June 30, 1993

                             TABLE OF CONTENTS
                     (Not Part of Amendment Agreement)



                                                                       Page

1.   AMENDMENT  OF THE NOTE AGREEMENTS                                   1

2.   EFFECTIVENESS                                                       1

3.   RATIFICATION                                                        2

4.   GOVERNING LAW                                                       2

5.   COUNTERPARTS                                                        2

SCHEDULE OF HOLDERS

EXHIBIT A -- AMENDED PROVISIONS

                             TYSON FOODS, INC.
                          2210 West Oaklawn Drive
                        Springdale, Arkansas  72764

                            AMENDMENT AGREEMENT

                                             As of November 1, 1994

To Each of the Holders Listed
in the Attached Schedule of Holders

Gentlemen:

       Reference is made to the separate Amended and Restated Note Agreements, each dated as of June 30, 1993 (the "Note Agreements"), between Tyson Foods, Inc., a Delaware corporation (the "Company"), and the respective institutional investors listed in the Purchaser Schedule attached thereto, which amended and restated the separate Note Agreements dated as of September 29, 1989, as amended, pursuant to which the Company has issued Series E 10.33% Senior Secured Notes due September 29, 1999 in the original aggregate principal amount of $135,000,000 (the "Series E Notes"), Series F 10.61% Senior Secured Notes due September 29, 2001 in the original aggregate principal amount of $125,000,000 (the "Series F Notes"), and Series G 10.84% Senior Secured Notes due September 29, 2006 in the original aggregate principal amount of $50,000,000 (the "Series G Notes"). The institutional investors named in the attached Purchaser Schedule (the "Holders") are the holders of all Series E Notes, Series F Notes and Series G Notes. As of the date hereof (the "Amendment Date"), an aggregate principal amount of $135,000,000 of Series E Notes, $125,000,000 of Series F Notes and $50,000,000 of Series G Notes is outstanding. Capitalized terms used herein without definition have the meanings specified in the Note Agreements, as amended by this Amendment Agreement.

     The Company agrees with you as follows:

      1. Amendment of the Note Agreements. The Company hereby requests and the Holders hereby agree to the amendment of the Note Agreements, and the same is hereby amended, as set forth in Exhibit A attached hereto.

      2. Effectiveness. The provisions of this Amendment Agreement shall become effective upon (a) the execution and delivery of this Amendment Agreement by the Required Holders, (b) the execution and delivery of an amendment agreement in substantially the same form by the Required Holders under the Existing Note Agreements relating to the Series A Notes and the Series D Notes, and (c) the payment to the Holders of the fees described in the separate Fee Letter of even date herewith from the Company to the Holders.

      3. Ratification. The Note Agreements, amended as hereinabove set forth, are in all respects ratified and confirmed, and the terms and conditions thereof, amended as hereinabove set forth, shall be and remain in full force and effect.

      4. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       5. Counterparts. This Amendment Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment Agreement to produce or account for more than one such counterpart.

                                   TYSON FOODS, INC.


                                   By____________________________________
                                        Title:
The foregoing Amendment Agreement
is hereby accepted as of the
date first above written.

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA


By________________________________________
     Title:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA


By________________________________________
     Title:

JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY


By________________________________________
     Title:

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY


By________________________________________
     Title:

THE GREAT-WEST LIFE & ANNUITY INSURANCE CO.


By_________________________________________
     Title:

NATIONWIDE LIFE INSURANCE CO.


By_________________________________________
     Title:




ALLSTATE LIFE INSURANCE COMPANY


By_________________________________________
     Title:

By_________________________________________
                                     Title:

                            SCHEDULE OF HOLDERS


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
THE GREAT-WEST LIFE & ANNUITY INSURANCE CO.
NATIONWIDE LIFE INSURANCE CO.
ALLSTATE LIFE INSURANCE COMPANY

                                                       EXHIBIT A
                            AMENDED PROVISIONS

     Paragraph 6A(1) of the Note Agreements is hereby amended to read, in its entirety, as follows:

     "6A(1).   Consolidated Net Worth and Current Ratio Requirements.
     The Company covenants that it will not permit either (i) Consolidated Net Worth at any time to be less than $1,000,000,000 or (ii) the ratio of Consolidated Current Assets to Consolidated Current Liabilities at any time to be less than 1.10 to 1."

                   *     *     *     *     *     *     *

     Paragraph 6A(2) of the Note Agreements is hereby amended to read, in its entirety, as follows:

     "6A(2).   Debt to Capitalization.  The Company shall not permit
     the sum of Consolidated Funded Debt and Current Debt to exceed the following applicable percentage of Consolidated Total
     Capitalization in the fiscal years set forth below:

          Fiscal Year                             Percentage

          1993                                       65%
          1994                                       60%
          1995 and thereafter                        65%"

                   *     *     *     *     *     *     *

     Paragraph 6A(3) of the Note Agreements is hereby amended to read, in its entirety, as follows:

     "6A(3). Interest Coverage Ratio. The Company shall not permit, at any time during any Measurement Period, the ratio of (i) EBIT plus rental expenses of the Company and its consolidated Subsidiaries to (ii) Interest Expense plus rental expenses of the Company and its consolidated Subsidiaries to be less than 2.75 to 1."

                   *     *     *     *     *     *     *

     Clause (ii) of the first sentence of Paragraph 6B of the Note Agreements is hereby amended to read, in its entirety, as follows

     "(ii)  Consolidated Funded Debt would not exceed 62.5% of
     Consolidated Total Capitalization."

                   *     *     *     *     *     *     *


     Paragraph 10B of the Note Agreements is hereby amended by amending the definition of Consolidated Net Income such that the following provision is added to the end thereof:

     "provided, however, that solely for purposes of determining compliance with the provisions of paragraph 6A(3) the special charge of $213,900,000 taken in the quarter ended July 2, 1994, with respect to the Company's Subsidiary, Arctic Alaska Fisheries Corporation, shall be eliminated from any determination of Consolidated Net Income for any Measurement Period."